Cambria Tail Risk ETF
Schedule of Investments
January 31, 2026 (Unaudited)

U.S. TREASURY OBLIGATIONS - 89.7%		Principal	Value
United States Treasury Note/Bond, 4.25%, 05/15/2035		$142,093,000	$142,403,829
TOTAL U.S. TREASURY OBLIGATIONS (Cost $143,155,933)			142,403,829

PURCHASED OPTIONS - 6.2% (a)	Notional Amount	Contracts	Value
Put Options - 6.2%
S&P 500 Index (b)(c)
Expiration: 03/20/2026; Exercise Price: $5,500.00	37,470,762	54	45,360
Expiration: 06/18/2026; Exercise Price: $5,000.00	49,267,113	71	183,180
Expiration: 06/18/2026; Exercise Price: $5,300.00	29,837,829	43	147,920
Expiration: 06/18/2026; Exercise Price: $5,500.00	56,900,046	82	347,270
Expiration: 09/18/2026; Exercise Price: $5,600.00	25,674,411	37	321,160
Expiration: 09/18/2026; Exercise Price: $5,800.00	27,756,120	40	420,400
Expiration: 09/18/2026; Exercise Price: $6,000.00	87,431,778	126	1,606,500
Expiration: 12/18/2026; Exercise Price: $6,100.00	74,941,524	108	2,043,900
Expiration: 12/18/2026; Exercise Price: $6,200.00	99,228,129	143	2,946,515
Expiration: 03/19/2027; Exercise Price: $6,400.00	40,246,374	58	1,659,090
TOTAL PURCHASED OPTIONS (Cost $16,123,705)			9,721,295

SHORT-TERM INVESTMENTS - 3.2%		Shares	Value
Money Market Funds – 3.2%
First American Treasury Obligations Fund - Class X, 3.60% (d)		5,153,314	5,153,314
TOTAL SHORT-TERM INVESTMENTS (Cost $5,153,314)			5,153,314

TOTAL INVESTMENTS - 99.1% (Cost $164,432,952)			157,278,438
Other Assets in Excess of Liabilities - 0.9%			1,479,889
TOTAL NET ASSETS - 100.0%			$158,758,327

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Cambria Tail Risk ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$142,403,829	$–	$142,403,829
Purchased Options	–	9,721,295	–	9,721,295
Money Market Funds	5,153,314	–	–	5,153,314
Total Investments	$5,153,314	$152,125,124	$–	$157,278,438

Refer to the Schedule of Investments for further disaggregation of investment categories.